UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________
FORM 8-K
_______________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 18, 2017
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Exact name of registrants as specified in
Commission	their charters, address of principal executive	IRS Employer
File Number	offices and registrants' telephone number	Identification Number
1-14465	IDACORP, Inc.	82-0505802
1-3198	Idaho Power Company	82-0130980
1221 W. Idaho Street
Boise, ID 83702-5627
(208) 388-2200
State or Other Jurisdiction of Incorporation: Idaho

Former name, former address and former fiscal year, if changed since last report: None.
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
□

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the 2017 Annual Meeting of Shareholders ("2017 Annual Meeting") of IDACORP, Inc. ("IDACORP") held on May 18, 2017, four proposals were submitted to shareholders as described in IDACORP's definitive proxy statement, dated April 3, 2017, relating to the 2017 Annual Meeting. The proposals and the results of the shareholder votes were as follows:

Proposal to elect eleven directors for one-year terms	For	Withheld	Broker Non-Votes
Darrel T. Anderson	38,550,253	258,096	5,905,645
Thomas E. Carlile	38,568,674	239,676	5,905,645
Richard J. Dahl	37,562,727	1,245,622	5,905,645
Annette G. Elg	38,593,135	215,214	5,905,645
Ronald W. Jibson	38,576,390	231,959	5,905,645
Judith A. Johansen	38,571,479	236,870	5,905,645
Dennis L. Johnson	38,554,871	253,478	5,905,645
J. LaMont Keen	38,523,310	285,039	5,905,645
Christine King	38,404,566	403,783	5,905,645
Richard J. Navarro	38,573,349	235,000	5,905,645
Robert A. Tinstman	38,128,062	680,287	5,905,645
The nominations were made by the IDACORP Board of Directors. The nominees were current members of the IDACORP Board of Directors at the date of the 2017 Annual Meeting. All of IDACORP’s nominees were elected, with each nominee receiving a plurality of the votes cast. All members of the IDACORP Board of Directors are also members of the Idaho Power Company Board of Directors.

Advisory resolution to approve executive compensation	For	Against	Abstentions	Broker Non-Votes
	37,465,115	1,059,064	284,159	5,905,656
The proposal was approved, with the votes cast in favor exceeding the votes cast against the proposal.

Advisory vote on the frequency of future advisory votes on executive compensation	One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
	29,848,575	207,342	8,533,930	218,490	5,905,657
The frequency of every “One Year” received the highest number of votes cast on the proposal. Regulations of the Securities and Exchange Commission provide that IDACORP must hold the advisory shareholder vote on the frequency of future advisory shareholder votes on executive compensation at least once every six years. In light of the IDACORP Board of Directors' recommendation in the Proxy Statement for the Annual Meeting and in light of these voting results and other relevant factors, IDACORP’s Board of Directors, at its May 18, 2017 meeting, determined that IDACORP will hold an annual shareholder advisory vote on executive compensation, and has adopted a resolution consistent with this determination. IDACORP will continue to hold annual shareholder advisory votes until IDACORP’s Board of Directors decides to hold the next shareholder advisory vote on the frequency of future advisory votes on executive compensation.

Proposal to ratify the appointment of Deloitte & Touche LLP as IDACORP’s independent registered public accounting firm for the year ending December 31, 2017	For	Against	Abstentions	Broker Non-Votes
	44,110,473	427,343	176,178	—
The proposal was approved, with the votes cast in favor exceeding the votes cast against the proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.
Dated:  May 23, 2017
IDACORP, INC.
By:   /s/ Darrel T. Anderson
Darrel T. Anderson
President and Chief Executive Officer

IDAHO POWER COMPANY
By:   /s/ Darrel T. Anderson
Darrel T. Anderson
President and Chief Executive Officer